UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: October 2, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: August 8, 2004)

Filing Date of this Report: October 5, 2007

DISTRIBUTION MANAGEMENT SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-27539	65-0574760
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

11601 Biscayne Boulevard
Suite 201
North Miami, Florida 33181
(Street Address of Principal Executive Office)

(305) 893-9270
(Registrant’s Telephone Number Including Area Code)
Telecopier (305) 893-6696

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS.

Background.

     We previously disclosed that we entered into a material agreement on August 8, 2004 with Albero Granite, Inc., a Nevada corporation, and Augustin Francisco Albero. Mr. Albero was in the business of owning and operating quarries and mining granite in Argentina.

     The original, overall transaction evidenced by our agreement with Albero Granite and Mr. Albero, was by our preliminary understanding with Mr. Albero that he would make certain contributions of real estate, certain quarry and mining operations, and, generally, the business and revenues represented by his existing quarry and mining operations in Argentina, to Albero Granite. Thus, following our initial understanding, and following our execution and delivery of the definitive agreement mentioned above, we were obligated as to the payment of certain sums to Albero Granite and as to the issuance of a certain number of shares of our common stock to Mr. Albero. In exchange for our consideration, Mr. Albero, among other things, was obligated to transfer, assign, and convey certain fee simple real estate, upon which Mr. Albero conducted his principal quarry and mining operations in San Luis, Argentina, together with certain business and operations that represented his Argentinean quarries and mines.

     In short, Mr. Albero failed to properly capitalize Albero Granite by his refusal to convey the real estate and the mining and quarry operations to Albero Granite pursuant to the terms of the agreement. Rather, Mr. Albero improperly conveyed the assets comprised of the real estate and the mining and quarry operations to Maria Cristina Vilchez.

     Following our learning of this development, our President, Leo Greenfield, delivered a notice of default dated October 5, 2004 to Mr. Albero and Albero Granite demanding that they remedy and cure their respective defaults under the terms of the agreement. Neither Mr. Albero nor Albero Granite responded in an affirmative manner.

     On or about December 30, 2004, for the receipt of $10 and for other valuable consideration, we assigned all of our right, title, and interest in and to our claim against the defendants to Mr. Greenfield. Mr. Greenfield agreed to litigate the matter in order to preclude us and our shareholders the expenses associated with any litigation, prolonged or otherwise.

     On or about January 27, 2005, Mr. Greenfield commenced a legal proceeding against Augustin Francisco Albero aka Augustin F. Albero aka Frank Albero, Albero Granite, Inc., a Nevada corporation, and Maria Cristina Vilchez, as she improperly benefited by the receipt of Mr. Albero's assets that he previously agreed to transfer to Albero Granite. Mr. Greenfield filed the initial complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida, General Jurisdiction Division under Case No. 05-1401-11. Mr. Greenfield's complaint against the above-mentioned defendants was for specific performance.

     Following lengthy litigation, on February 8, 2007, the above-mentioned court (of competent jurisdiction) awarded a Final Judgment of Specific Performance to Mr. Greenfield. Moreover, said judgment stated that all right, title, and interest to the real property in San Luis, Argentina owned or held by the defendants, jointly or respectively, be terminated and held for naught.

Completion of Acquisition of Assets.

     On October 1, 2007, our President, Leo Greenfield, delivered a partial assignment to us for an undivided one-half interest to his right, title, and beneficial interest in and to a Final Judgment of Specific Performance that was awarded to Mr. Greenfield on February 8, 2007. Mr. Greenfield agreed to this assignment so that we might be able to benefit from his litigation

     We acquired this asset outside of the ordinary course of business. The completion of the transaction and our acquisition of the asset we acquired and represented by the judgment became effective on October 1, 2007.

     Said judgment stated that all right, title, and interest to the real property in San Luis, Argentina owned or held by the defendants (more fully described above), jointly and/or respectively, be terminated and held for naught.

     When we originally entered into the agreement with Mr. Albero for the development of Albero Granite, Mr. Albero represented the real property constituting the granite quarry and the physical assets and business conducted in and at San Luis, Argentina as to the granite quarry had a value of approximately $50,000,000. Other real property was included in the original agreement, but it was subsequently discovered by Mr. Greenfield and us that the same was not owned by Mr. Albero. Following our execution on the assets identified in the judgment, we will be required to reestablish an operating quarry at San Luis, Argentina.

     We can make no assurance to our stockholders, to any prospective investors, or to the public as to (a) our success in executing against the physical and operating assets provided for in the judgment, (b) our future success to reestablish an operating quarry at San Luis, or (c) our ability to maintain our interest in the asset represented by the judgment at any nominal value on our statements of financial condition.

     While Mr. Albero represented the value of the physical and operating assets that comprise the quarry and granite mining operation at San Luis, Argentina to be $50,000,000, it is our belief that we may value our interest in the physical asset represented by our one-half interest in the judgment to be not less than $12,000,000, if at all. In terms of our subsequent valuation of the asset represented by the judgment, and the value of the judgment itself, we will have to rely on our advisors and our principal certifying accountant to determine the value at which we will ultimately carry the value of the asset.

     We acquired the asset represented by the judgment from Mr. Greenfield. Mr. Greenfield is our President, Acting Chief Financial Officer, the Chairman of our Board of Directors, and one of our principal stockholders, represented by his direct and indirect beneficial ownership of our common stock.

     We paid Mr. Greenfield the sum of $10 as consideration for the asset represented by the judgment. We did not use any principle or formula to determine the amount of such consideration.

     The consideration was paid to Mr. Greenfield from our general account. We did not utilize any credit accommodation or other form of borrowing to pay Mr. Greenfield the consideration. As such, we have not requested confidential treatment from the SEC.

     We deem the acquisition of the asset represented by the judgment to have become effective as the result of our succession to an undivided one-half interest in and to the judgment.

     We deem our acquisition of the asset represented by the judgment to involve a significant amount of assets. Based on the appraised value of one-half of the gross value of the physical and operating assets represented by the judgment, we deem the value of the judgment and the associated physical and operating assets to exceed 10% of the total value of our assets as of the completion date of the transaction.

     Because the asset we acquired is represented by a judgment awarded by a court of competent jurisdiction, and because we have not physically executed on the judgment in San Luis, Argentina (although we are in the process of executing on the judgment together with Mr. Greenfield, respective of his interest as one of our officers, directors, and stockholders), we are incapable of providing any statements of financial condition or other documentation as to the physical or operating assets that comprise our asset represented by the judgment. This includes our incapability to provide any interim financial information described in or required by 17 CFR 210.10 -01 et seq. and any pro forma financial information described in or required by 17 CFR 210.11 -01 et seq. However, we agree to furnish any financial information that will be made available to us on a current report, and in one or more subsequent periodic or annual reports, following our execution on the judgment.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     We previously disclosed that we entered into a material agreement on August 8, 2004 with Albero Granite, Inc., a Nevada corporation, and Augustin Francisco Albero. Mr. Albero was in the business of owning and operating quarries and mining granite in Argentina.

     Pursuant to the terms of that agreement, we deemed that transaction to close following our mutual execution and delivery of the definitive agreement representing the overall transaction between Albero Granite and Mr. Albero on said date.

     As would be customary in any such transaction, we made certain disclosures in the form of three press releases that disclosed material non-public information regarding the results of our operations (at the time). That information (a) was not provided as a part of a presentation that was reported on a current report on Form 8-K, (b) was not provided as a part of a presentation of information that was broadly accessible to the public by dial-in conference call, by webcast, by broadcast, or by similar means, and (c) did not provide for the release of financial and/or statistical information representing the transaction on our website.

     While certain general references were made as to the consummation of the transaction, ultimately, the transaction did not close in our favor. Subsequently, litigation was commenced in this matter, as is more fully described elsewhere in this report.

     As the result of the failure to close the transaction, which was no fault of ours, we must clarify our position concerning certain statements that we made between July 28, 2004 and August 3, 2004. The statements were made in the form of press releases. While we claimed safe-harbor for certain statements that we made in each of the three press releases, it is important for us to clarify our position in these matters to our stockholders, prospective investors, and the public-at-large. We were not sooner able to disclose this information without unreasonable effort and expense.

     On July 28, 2004, as the direct result of our entry into the transaction with Albero Granite and Mr. Albero, we announced that we obtained a $5,000,000 credit accommodation to expand our then current business plan. Furthermore, in that press release, our President, Leo Greenfield, announced that we were in the process of negotiating to obtain the services of Deloitte & Touche, a recognized accounting firm, in order to substantiate Mr. Albero's claim that the San Luis, Argentina assets were worth approximately $100,000,000, based on the assets' usage to mine granite, quartz, and feldspar. Because Mr. Albero did not perform his obligations under the agreement and we did not proceed with our obligations pursuant to the overall transaction represented by the agreement, we must report that we did not receive the financing commitment mentioned in the press release and we did not engage Deloitte & Touche to perform an appraisal on the San Luis, Argentina property.

     On July 30, 2004, as the direct result of our entry into the transaction with Albero Granite and Mr. Albero, we announced the appointment of R. G. Hildreth as our Chairman of the Board. In addition, Mr. Greenfield announced that we intended to expand our facilities, both here and abroad, and that we were anticipating the qualification of our securities for a listing on NASDAQ. Our statements, as the statements of our President, were based on the execution and delivery of the agreement with Mr. Albero and Albero Granite. Regrettably, because Mr. Albero did not perform his obligations under the agreement and we did not proceed with our obligations pursuant to the overall transaction represented by the agreement, we must report that Mr. Hildreth was never appointed to serve on our Board of Directors and we never qualified our securities for listing on NASDAQ.

     On August 3, 2004, as the direct result of our entry into the transaction with Albero Granite and Mr. Albero, we announced our intention to offer a declare and pay a special stock dividend to our stockholders at the ratio of one share of common stock in, what then we perceived to be our totally-held subsidiary, Albero Granite, Inc., a Nevada corporation, for each two shares owned by our stockholders of our common stock. We further indicated that we intended to operate Albero Granite, Inc., a Nevada corporation, to mine and process granite at what then we believed to be Albero Granite's quarry at San Luis, Argentina. We continued to state that we intended to utilize the services of Deloitte & Touche, which we reported in a press release dated July 28, 2004 and discussed elsewhere in this report, and that we intended to qualify our stock for a listing on NASDAQ. Regrettably, because Mr. Albero did not perform his obligations under the agreement and we did not proceed with our obligations pursuant to the overall transaction represented by the agreement, we must report that our Board of Directors did not distribute any stock or cash dividend to our stockholders, that we never operated the quarry at San Luis, Argentina, that we never engaged Deloitte & Touche, and that we never qualified our securities for listing on NASDAQ.

     On or about January 27, 2005, Mr. Greenfield commenced a legal proceeding against Augustin Francisco Albero aka Augustin F. Albero aka Frank Albero, Albero Granite, Inc., a Nevada corporation, and Maria Cristina Vilchez, as she improperly benefited by the receipt of Mr. Albero's assets that he previously agreed to transfer to Albero Granite. Mr. Greenfield filed the initial complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida, General Jurisdiction Division under Case No. 05-1401-11. Mr. Greenfield's complaint against the above-mentioned defendants was for specific performance.

     Following lengthy litigation, on February 8, 2007, the above-mentioned court (of competent jurisdiction) awarded a Final Judgment of Specific Performance to Mr. Greenfield. Moreover, said judgment stated that all right, title, and interest to the real property in San Luis, Argentina owned or held by the defendants, jointly or respectively, be terminated and held for naught.

     On October 1, 2007, our President, Leo Greenfield, delivered a partial assignment to us for an undivided one-half interest to his right, title, and beneficial interest in and to a Final Judgment of Specific Performance that was awarded to Mr. Greenfield on February 8, 2007. Mr. Greenfield agreed to this assignment so that we might be able to benefit from his litigation

     We acquired this asset outside of the ordinary course of business. The completion of the transaction and our acquisition of the asset we acquired and represented by the judgment became effective on October 1, 2007.

     Said judgment stated that all right, title, and interest to the real property in San Luis, Argentina owned or held by the defendants (more fully described above), jointly and/or respectively, be terminated and held for naught.

     Following our successful attempt to execute on the judgment, in consort with Mr. Greenfield, it is our intent to reestablish operations to mine granite, quartz, and feldspar at the San Luis, Argentina property that is the subject of the judgment. We estimate the minimum value of the physical and operating assets represented by the San Luis, Argentina property to be not less than $12,000,000. The ultimate value of the property must be determined following an appraisal of the property by our principal certifying accountant (or by an independent firm recognized for appraising that type of property) and is subject to our successful execution on the judgment.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

     On October 1, 2007, our President, Leo Greenfield, delivered a partial assignment to us for an undivided one-half interest to his right, title, and beneficial interest in and to a Final Judgment of Specific Performance that was awarded to Mr. Greenfield on February 8, 2007, in exchange for the consideration of $10 to him paid us on that date.

     That judgment was awarded as the result of an extended legal proceeding commenced by Mr. Greenfield against Augustin Francisco Albero aka Augustin F. Albero aka Frank Albero, Albero Granite, Inc., a Nevada corporation, and Maria Cristina Vilchez. Mr. Greenfield filed the initial complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida, General Jurisdiction Division under Case No. 05-1401-11. Mr. Greenfield's complaint against the above-mentioned defendants was for specific performance.

     As the result Mr. Greenfield's partial assignment to us of the judgment, and of our acceptance thereof, we became obligated on a direct financial obligation on October 1, 2007.

     We foresee our obligations to be three-fold as the result of the prospective benefits that we may realize from the judgment, and, as the result of our efforts, as yet unrealized, that may be derived from the operation or extraordinary utilization of the assets represented by, through, or as the result of the judgment.

     While we are incapable of providing a specific schedule of the liabilities that we estimate we will be liable for, we are able to provide an estimated range of the expenses we expect to incur within the foreseeable future following our receipt of the partial assignment of the judgment.

1. As the result of Mr. Greenfield's assignment to us of one-half of the right, title, and interest in and to the judgment, during the six (6) months following the date of this report, we expect to become liable for up to $25,000 in fees related to the execution on the judgment, independent of any similar expense independently incurred by Mr. Greenfield.

2. As the result of Mr. Greenfield's assignment to us of one-half of the right, title, and interest in and to the judgment, and, provided that we are capable of successfully executing on the judgment, during the six (6) months following the date of this report, we expect to become liable for approximately $25,000 in expenses related to travel to San Luis, Argentina to perfect our operating interest in that property.

3. As the result of Mr. Greenfield's assignment to us of one-half of the right, title, and interest in and to the judgment, and, provided that we are capable of successfully executing on the judgment, during the six (6) months following our successful execution on the judgment, we expect to become liable for approximately $75,000 to reestablish mining, recovery, and processing operations at the San Luis, Argentina property.

     In addition to the above-mentioned liabilities and obligations, we expect to incur executive and administrative expenses associated with the continuing litigation and proposed development of the physical assets; Provided, however, that we are able to perpetuate the successful resolution of the ongoing litigation and to successfully execute on the judgment to benefit from the subject assets.

     With the exception of our prospective liability for the obligations related to legal expenses associated with our attempt to execute on the judgment, we are unable, at this time, to determine the classification of our further liabilities and obligations in regard to the asset that we acquired by virtue of Mr. Greenfield's partial assignment to us of his beneficial interest in the judgment.

     If we are successful in executing on the judgment, we may incur long-term obligations (as such are defined in 17 CFR 229.303(a)(5)(ii)(A)), certain capital lease obligations (as are defined in 17 CFR 229.303(a)(5)(ii)(B), certain operating lease obligations (as are defined in 17 CFR 229.303(a)(5)(ii)(C), and/or short-term debt obligations that may arise in the ordinary course of business.

     We are incapable of accurately predicting any events that may succeed the date of this report. Therefore, any transactions or events may be subject to any extraordinary expense may not be disclosed in this report.

     There are certain aspects of our estimated expenses in this regard that comprise a facility, program, or similar arrangements, that may give rise to a future direct financial obligation in connection with multiple transactions. In this regard, because we have not executed on the judgment, we are incapable of estimating any prospective direct financial obligation associated with any such facility, program, or similar arrangement, nor are we capable of predicting or estimating any direct financial obligation that may be created or that may arise under such facility, program, or similar arrangement, as to any future payments associated therewith.

     Our Board of Directors is unable to determine whether or not we will issue new securities, or whether we will pledge any of our existing securities, to accomplish our anticipated expenses related to the further litigation or the prospective development of the San Luis, Argentina property, following the date of this report.

     We recognize the liabilities which have been incurred in connection with the transaction; however, it is anticipated that on a future date, upon finalization of the actions of the Argentinean Court (of competent jurisdiction), we will have an extremely valuable asset that will be highly productive in providing granite, quartz, and feldspar to various entities throughout the western hemisphere. We anticipate our revenues from our venture to be in excess of $25,000,000 per annum.

SECTION 3 - SECURITIES AND TRADING MARKETS.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Limitations on Our Available Capital.

     We are experiencing limitations on our available working capital and we cannot locate a suitable source either to invest in us or to loan us money under commercially reasonable terms. Independent of our capability to obtain certain, limited advances or loans from our President, Leo Greenfield, or from other members of his direct family, we have been unable to secure independent sources of working capital or financing. We are obligated to notify the SEC, our stockholders, prospective investors, and the public of the limitations or restrictions related to our available or forecast working capital.

     For approximately 19 months prior to the date of this report, the limitations on our available working capital have been limited due to a combination of the following principal factors: (1) the overall expense we are required to bear to administer our corporate affairs and to pursue litigation to claims for which we believe we are rightfully entitled, (2) our difficulty to obtain suitable and adequate capital or credit accommodations to conduct our ongoing plan of operations and development, (3) our inability to qualify for suitable capital or credit facilities as the result of (a) our delinquency to maintain our periodic and annual reports with the SEC in accordance with our obligations under Section 13(a) of the Securities Exchange Act of 1934 and (b) by our inability to resume the quotation of our common stock on the Over-the-Counter Bulletin Board as the result of our reporting obligation delinquency, (4) the limitations on our capability to engage the needed number of qualified administrative, accounting, and legal personnel or retainers, and (5) due to a downturn in the Central Florida real estate market, we have been unable to further develop, sell, or otherwise borrow against our owned real estate assets in Poinciana, Florida.

     As the direct result of the absence of any immediate or adequate working capital or satisfactory credit accommodation to resolve our cash-flow difficulties, we must notify our stockholders that our Board of Directors does not intend to declare or pay a cash dividend in the near future. This is not to say that our Board of Directors will not declare a special dividend to the holders of a certain series of our common stock, which may be made available to one or more investors who express a dedicated interest in our development and who may purchase shares of our common stock, or, otherwise, to receive a certain series of or common stock by entering into a qualifying transaction with us within 90 days from the date of this report.

     In order for us to continue as a going concern, (a) we must be able to engage in one or more transactions that involve the acquisition of operating asset or assets, without first having to pay an initial and/or immediate disbursement of funds to the seller or transferee of any such assets, (b) we must be able to file our delinquent reports with the SEC, or (c) we must be able to enter into a business combination transaction with a company that will accept the responsibility to discharge or otherwise agree to assume our debts and financial obligations and be willing to perform our reporting obligations to the SEC. Lest none of these events occur in a timely fashion, it is unlikely we will be able to continue as a going concern.

     In the interim, Mr. Greenfield has agreed to extend us a sum sufficient for us to perform our minimum obligations. Such advances to us by Mr. Greenfield will be non-interest bearing advances to us and will be accounted for as in the past have been reflected on our financial statements and books-of-account.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

Exhibit No.	Description of Exhibit
99.1	Form of Assignment dated December 30, 2004
99.2	Final Judgment of Specific Performance dated
February 8, 2007
99.3	Agreement for Partial Assignment of Claim dated
October 1, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 2, 2007
By Order of the Board of Directors:

Leo Greenfield
President
Chief Executive Officer